Interest in Master Trust - Net Appreciation in Fair Value of Investments, Interest Income, Dividend Income and Administrative Expenses Related to the Master Trust (Details) - EBP 002 - Master Trust - USD ($)
$ in Thousands
	12 Months Ended
	Dec. 31, 2025	Dec. 31, 2024
EBP, Master Trust [Line Items]
Net appreciation in fair value	$ 141,333	$ 112,847
Interest income	268	230
Dividend income	4,484	4,922
Master Trust net investment income	$ 146,085	$ 117,999